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                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT

Management of PFS
(A Division of PepsiCo Held for Sale):

     We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.


                                          KPMG LLP


Dallas, Texas

April 30, 1999